Exhibit 4.2

Exhibit 4.2 FORM OF STOCK CERTIFICATE Number 10X GENOMICS, INC. ** Shares A DELAWARE CORPORATION Class A Common Stock CUSIP 88025U 109 THIS CERTIFIES THAT ** is the record holder of * ()* fully paid and non-assessable shares of Class A Common Stock, par value $0.00001 per share, of 10x Genomics, Inc., a Delaware corporation, transferable on the books of the corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar. WITNESS the facsimile [seal of the corporation and the facsimile] signatures of the duly authorized officers of the corporation. This corporation’s duly authorized officers have signed this certificate as of,. CHIEF EXECUTIVE OFFICER TREASURER COUNTERSIGNED AND REGISTERED AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC TRANSFER AGENT AND REGISTRAR BY Authorized Signature

[Reverse Side of Stock Certificate] The Corporation will furnish to any stockholder, upon request and without charge, a full statement of the designations, relative rights, preferences and limitations of the shares of each class and series authorized to be issued, so far as the same have been determined, and of the authority, if any, of the Board to divide the shares into classes or series and to determine and change the relative rights, preferences and limitations of any class or series. Such request may be made to the Secretary of the Corporation or to the Transfer Agent named on this certificate.The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:TEN COM as tenants in common UNIF GIFT MIN ACT Custodian (Cust)(Minor) TEN ENT as tenant by the entireties under Uniform Gifts to Minors Act (State) JT TEN as joint tenants with right of survivorship and not as tenants in common FOR VALUE RECEIVED, HEREBY SELLS, ASSIGNS AND TRANSFERS UNTO SHARES REPRESENTED BY THE WITHIN CERTIFICATE AND DOES HEREBY IRREVOCABLY CONSTITUTE AND APPOINT, ATTORNEY TO TRANSFER THE SAID SHARES ON THE SHARE REGISTER OF THE WITHIN NAMED CORPORATION WITH FULL POWER OF SUBSTITUTION IN THE PREMISES. DATED, 20 SIGNATURES GUARANTEED: (Stockholder) (Stockholder) THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, (Stockholder) SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE NOTICE: THE SIGNATURE ON THIS ASSIGNMENT MUST MEDALLION PROGRAM), PURSUANT TO RULE 17Ad-15 UNDER CORRESPOND WITH THE NAME AS WRITTEN UPON THE THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. FACE OF THIS CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATSOEVER.